CONSENT FOR USE OF SIMILAR NAME


               On the ____ day of __________, 1998, the Board of Directors of Commercial Business Systems, Inc. a Virginia corporation, passed the following resolution:

               RESOLVED, that Commercial Business Systems, Inc. gives its consent to Pomeroy Computer Resources, Inc., a Delaware corporation, for the use of the letters CBS.

                                          COMMERCIAL   BUSINESS    SYSTEMS,
                                          INC.



                                          By:
          __________________________________